Exhibit 10.4

First Amendment to Employment Agreement

This First Amendment to Employment Agreement (this “Amendment”) is made by and between W&T Offshore, Inc., a Texas corporation (the “Company”) and Joseph Slattery (“Key Employee”).

W I T N E S S E T H:

WHEREAS, the Company and Key Employee are parties to that certain Employment Agreement dated effective September 28, 2005 (the “Original Agreement”); and

WHEREAS, the Company and Key Employee desire to amend the Original Agreement in certain respects as provided herein.

NOW THEREFORE, for and in consideration of the foregoing and the agreements contained herein, the Company and Key Employee do hereby agree as follows:

3.	Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning ascribed thereto in the Original Agreement.

4.	Amendment. Section 2.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1 Term. Unless sooner terminated pursuant to other provisions hereof, the Company agrees to employ Key Employee for the period beginning on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that beginning on the first anniversary from the Effective Date, and on each anniversary date thereafter, if this Agreement has not been terminated pursuant to paragraph 2.2 or 2.3, then said term of employment shall automatically be extended for an additional one-year period unless on or before the date that is 90 days prior to the first day of any such extension period either party shall give written notice to the other that no such automatic extension shall occur.”

3.	Ratification. As amended herein, the Original Agreement remains in full force and effect. The term “Agreement” shall hereafter mean the Original Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the 11th day of July 2006, to be effective as of the Effective Date.

W&T OFFSHORE, INC.

By:	/S/ W. Reid Lea
Name:	W. Reid Lea
Title:	Executive Vice President

“COMPANY”

By:	/S/ Joseph Slattery
Name:	Joseph Slattery

“EMPLOYEE”